Fees Summary	Jan. 27, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	6,399.19
Total Transaction Valuation	46,337,356.44
Total Offset Amount	0.00
Net Fee	$ 6,399.19